UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 East Hillsdale Blvd, Suite 100
Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area code: (650) 525-5535

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TERN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 24, 2026, Terns Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Terns”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent” or “Merck”), and Thailand Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Parent will cause Purchaser to commence a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Shares”), at a price of $53.00 per Share (the “Offer Price”), without any interest thereon and subject to any withholding of taxes.

The obligation of Purchaser to accept for payment, and pay for, any Shares validly tendered (and not validly withdrawn) pursuant to the Offer is subject to satisfaction or waiver of certain conditions set forth in the Merger Agreement, including, among other things, (a) there being validly tendered and not validly withdrawn Shares that represent one more Share than 50% of the total number of Shares then issued and outstanding, as calculated in accordance with the terms of the Merger Agreement, (b) any waiting period (or any extension thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), having expired or been terminated and (c) there not having been issued and remaining in effect any governmental order or law prohibiting or making illegal the Transactions (as defined below).

As soon as practicable following consummation of the Offer, subject to the terms and conditions of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Purchaser will merge with and into the Company (the “Merger” and, together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each Share then issued and outstanding (other than Shares (a) held at the commencement of the Offer and immediately prior to the Effective Time by the Company (or held in the Company’s treasury), Parent, Purchaser or any other direct or indirect wholly owned subsidiary of the Company, Parent or Purchaser or (b) irrevocably accepted for purchase pursuant to the Offer) will be converted into the right to receive the Offer Price (the “Merger Consideration”), without any interest thereon and subject to any withholding of taxes.

In addition, at the Effective Time, (a) each option to purchase Shares that is outstanding and unexercised immediately prior to the Effective Time, whether or not vested and which has a per share exercise price that is less than the Merger Consideration (each, an “In the Money Option”), will be cancelled and converted into the right to receive (without interest) a cash payment equal to (i) the excess of (A) the Merger Consideration over (B) the exercise price payable per Share of such In the Money Option, multiplied by (ii) the total number of Shares subject to such In the Money Option, (b) each option to purchase Shares other than an In the Money Option that is outstanding and unexercised as of immediately prior to the Effective Time, whether or not vested, will be cancelled with no consideration payable in respect thereof and (c) each restricted stock unit award covering Shares (each, a “Company RSU”) that is outstanding as of immediately prior to the Effective Time, whether or not vested, will be cancelled and the holder thereof will be entitled to receive (without interest) a cash payment equal to the product of (i) the Merger Consideration and (ii) the number of Shares subject to such Company RSU.

As of the time at which all Shares tendered (and not validly withdrawn) pursuant to the Offer are accepted by Purchaser for payment (the “Offer Acceptance Time”), each pre-funded warrant to purchase Shares issued on September 10, 2024 (each, a “Company Warrant”) that is issued and outstanding as of immediately prior to the Offer Acceptance Time will be automatically deemed to be exercised in full in a “cashless exercise” (as defined in, and pursuant to the terms of, such Company Warrant) and will be converted into the right to receive cash in an amount equal to the product of (a) the total number of Shares issuable upon such cashless exercise of such Company Warrant as of immediately prior to the Offer Acceptance Time pursuant to the terms thereof and (b) the Offer Price, subject to any withholding of taxes.

Effective as of the Effective Time, the Company will terminate its 2017 Equity Incentive Plan, 2021 Incentive Award Plan and 2022 Employment Inducement Award Plan, each as amended and restated from time to time, and all outstanding grants of equity and equity-based awards.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the valid termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to operate its and its subsidiaries’ business and operations in the ordinary course in all material respects and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Company has also agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances, subject to entry into an acceptable confidentiality agreement, provide information to third parties and engage in or otherwise participate in discussions or negotiations with third parties, in each case, with respect to a bona fide written alternative acquisition proposal that the board of directors of the Company (the “Company Board”) has determined in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and that failure to take such action would be inconsistent with the fiduciary duties of the Company Board under applicable law. The Merger Agreement also requires that the Company Board, among other things, not (a) withhold, withdraw or modify (or publicly propose or resolve to withhold, withdraw or modify), the recommendation of the Company Board that the stockholders of the Company accept the Offer and tender their Shares to Purchaser pursuant to the Offer (the “Company Board Recommendation”), (b) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any alternative acquisition proposal or (c) approve, recommend or declare advisable, or propose to approve, recommend or declare advisable, or allow the Company to execute or enter into any contract with respect to, any alternative acquisition proposal, whether such agreement is binding or non-binding (any action described in clauses (a), (b) and (c), a “Company Adverse Recommendation Change”). Notwithstanding these restrictions, the Company Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, including certain notice requirements and matching rights in favor of Parent, to: (i) in circumstances involving the receipt of an alternative acquisition proposal that the Company Board determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, constitutes a Superior Proposal, (A) make a Company Adverse Recommendation Change or (B) subject to payment of the termination fee described below, terminate the Merger Agreement to enter into a binding written definitive agreement with respect to a Superior Proposal; or (ii) make a Company Adverse Recommendation Change in response to an Intervening Event (as defined in the Merger Agreement).

The Merger Agreement may be terminated under certain circumstances, including, among others, (i) by either the Company or Parent if the Offer Acceptance Time has not occurred on or prior to September 24, 2026 (the “End Date”), which End Date will automatically be extended up to two times, to December 24, 2026 and then to March 24, 2027, in each case if, by such date, clearance under the HSR Act has not been obtained or if a legal restraint under any antitrust laws is in effect, (ii) by either the Company or Parent if there is a final non-appealable order, injunction or law permanently prohibiting or making illegal the consummation of the Offer or the Merger, (iii) by Parent if the Company Board effects a Company Adverse Recommendation Change, (iv) by the Company in order to enter into a binding written definitive agreement with respect to a Superior Proposal, as discussed above, or (v) by the Company or Parent if the other party breaches its respective representations, warranties, covenants or agreements in the Merger Agreement in a manner that would not permit certain conditions of the Offer to be satisfied (in the case of a termination by Parent) or that would not permit Parent or Purchaser to consummate the Transactions (in the case of a termination by the Company) subject, in certain cases, to the right of the breaching party to cure such breach within thirty days. The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, including, among others, (a) termination by the Company to accept and enter into a binding written definitive agreement with respect to a Superior Proposal or (b) termination by Parent due to a Company Adverse Recommendation Change, the Company will be required to pay to Parent a termination fee of an amount in cash equal to $235,000,000.

The Merger Agreement further provides that Parent will be required to pay the Company a reverse termination fee of $270,000,000 in the event the Merger Agreement is terminated by Parent or the Company in certain specified circumstances where (i) there exists a permanent legal restraint under any antitrust laws on the consummation of the Offer or the Merger or (ii) the Offer has not been consummated by the End Date due to failure to receive clearance under the HSR Act for consummation of the Offer or there exists a legal restraint under any antitrust laws on the consummation of the Offer.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other Transactions. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by a confidential disclosure letter delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On March 25, 2026, the Company issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 24, 2026, by and among Terns Pharmaceuticals, Inc., Merck Sharp & Dohme LLC and Thailand Merger Sub, Inc.

99.1	Joint press release issued by Merck & Co., Inc. and Terns Pharmaceuticals, Inc., dated March 25, 2026.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Schedules to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

Additional Information and Where to Find It

The Offer described in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Terns or any other securities, nor is it a substitute for the tender offer materials described herein. At the time the planned tender offer is commenced, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed by Merck and the Purchaser with the Securities and Exchange Commission (the “SEC”), and a solicitation/recommendation statement on Schedule 14D-9 will be filed by Terns with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Investors and security holders may obtain a free copy of the Offer to Purchase, the related Letter of Transmittal, and the Solicitation/Recommendation Statement (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement. In addition, Merck and Terns file annual, quarterly and current reports and other information with the SEC, which are available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Merck may be obtained at no charge on Merck’s internet website at www.merck.com or by contacting Merck at 126 East Lincoln Avenue P.O. Box 2000, Rahway, NJ 07065 USA, or by phone at (908) 740-4000. Copies of the documents filed with the SEC by Terns may be obtained at no charge from Terns’ internet website at www.ternspharma.com or by contacting Terns at 1065 East Hillsdale Blvd., Suite 100, Foster City, CA 94404 or (650)-525-5535.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company within the meaning of the federal securities laws, including regarding the potential sale of the Company. All statements other than statements of historical facts contained in this filing are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans to vary materially, including (a) risks related to the timing of the Offer, the Merger and the other Transactions or that the Offer, the Merger and the other Transactions may not be completed at all, (b) whether sufficient stockholders of Terns will tender their Shares in the Offer, (c) the risk that competing offers or acquisition proposals will be made, (d) the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, (e) risks associated with acquisitions, such as the risk that the effects of disruption from the Transactions on Terns’ business and the fact that the announcement and pendency of the Transactions may make it more difficult to establish or maintain relationships with employees and business partners, (f) risks related to diverting management’s attention from Terns’ ongoing business operations, (g) the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability and (h) other risks and uncertainties pertaining to Terns’ business, including the risks and uncertainties detailed in Terns’, Parent’s and Purchaser’s filings with the SEC, including but not limited to the Tender Offer Solicitation/Recommendation Statement to be filed with the SEC in connection with the Offer and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Except as required by law, Terns undertakes no obligation to update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date: March 25, 2026	By:	/s/ Caryn McDowell
Caryn McDowell
Chief Legal Officer and Corporate Secretary